Exhibit 10.1

EXECUTION COPY

INCREMENTAL FACILITY AMENDMENT dated as of November 25, 2008 (this “Amendment”), among INDALEX HOLDINGS FINANCE, INC., a Delaware corporation (“Holdings”), INDALEX HOLDING CORP., a Delaware corporation and wholly-owned subsidiary of Holdings (the “Parent Borrower”), the TERM LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below, to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 21, 2008 (the “Credit Agreement”), among Holdings, the Parent Borrower, INDALEX LIMITED, a Canadian corporation and wholly-owned subsidiary of the Parent Borrower, the other Subsidiaries of the Parent Borrower party thereto, the Lenders party thereto and the Administrative Agent.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS the Parent Borrower has requested that (a) the Incremental Lender (such term, and each other capitalized term, shall have the meaning set forth in Section 1 of this Amendment) make the Incremental Term Loan to the Parent Borrower on the Incremental Effective Date and (b) certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Incremental Lender is willing to make the Incremental Term Loan and the undersigned Initial Term Lender is willing to amend such provisions of the Credit Agreement subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise specified, capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  As used in this Amendment:

“Incremental Commitment” means, with respect to the Incremental Lender, the commitment of the Incremental Lender to make an Incremental Term Loan under the Credit Agreement (as amended hereby) on the Incremental Effective Date, expressed as an amount representing the maximum aggregate principal amount of the Incremental Term Loan to be made by the Incremental Lender hereunder.  The initial aggregate amount of the Incremental Lender’s Incremental Commitment is $15,000,000.

“Incremental Effective Date” shall be a date specified by the Parent Borrower (provided that such date shall be a date not later than November 25, 2008), as of which date all the conditions set forth or referred to in Section 6 hereof shall have been satisfied.

“Incremental Lender” means Sun Indalex Finance, LLC, a Delaware limited liability company.

“Incremental Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of each Loan Document contemplated by this Amendment (or any amendment to a Loan Document contemplated by this Amendment) to which it is a party, (b) in the case of the Parent Borrower, the borrowing of the Incremental Term Loan in accordance with the terms of this Amendment, (c) the use of the proceeds from the Incremental Term Loan to repay outstanding U.S. Revolving Loans on the Incremental Effective Date and (d) the payment of the fees, costs and expenses in connection with the incurrence of the Incremental Term Loan.

SECTION 2.  Commitment.  Subject to the terms and conditions set forth herein, the Incremental Lender agrees to make an Incremental Term Loan to the Parent Borrower in U.S. Dollars on the Incremental Effective Date in a principal amount that will not exceed the Incremental Commitment.  Unless previously terminated, the Incremental Commitment shall terminate at 5:00 p.m., New York City time, on the Incremental Effective Date.

SECTION 3.  Amendments to Section 2.11(c).  Section 2.11(c) of the Credit Agreement is hereby amended by adding the following text immediately following such Section:

In the event any prepayment of Term Borrowings is made, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Initial Term Loans and the Incremental Term Loans pro rata based on the aggregate principal amount of outstanding Initial Term Loans and Incremental Term Loans.

SECTION 4.  Waiver of Sections 2.03 and 4.02(b).  The Incremental Lender hereby waives the requirements in Sections 2.03 and 4.02(b) of the Credit Agreement that a Borrowing Request be delivered in connection with the Incremental Term Loan contemplated by this Amendment at or prior to the time required by Section 2.03 of the Credit Agreement.

SECTION 5.  Representations and Warranties.  Holdings and the Parent Borrower represent and warrant to the Administrative Agent and to each of the Lenders that:

(a)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Incremental Effective Date, with the same effect as though made on and as of such date, except to the

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extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b)  At the time of and immediately after giving effect to this Amendment and the Incremental Transactions, no Default shall have occurred and be continuing.

SECTION 6.  Conditions.  The obligations of the Incremental Lender to make the Incremental Term Loan hereunder, and the amendments to the Credit Agreement contemplated by this Amendment, shall not become effective until the date on which each of the following conditions is satisfied (or waived by the Administrative Agent, the Initial Term Lender and the Incremental Lender):

(a)  Borrowing Request.  The Administrative Agent shall have received from the Parent Borrower a Borrowing Request with respect to the borrowing of the Incremental Term Loan (i) that complies with the requirements of Section 2.03 of the Credit Agreement (except as otherwise contemplated by Section 4 of this Amendment) and (ii) pursuant to which the Parent Borrower agrees that the provisions of Section 2.15 of the Credit Agreement shall apply to any failure by the Parent Borrower to borrow the Incremental Term Loan on the Incremental Effective Date.

(b)  Incremental Amendment and Loan Documents.  The Administrative Agent (or its counsel) shall have received (i) from Holdings, the Parent Borrower and the Term Lenders either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (ii) duly executed copies of the other Loan Documents contemplated by this Amendment (or any amendment to a Loan Document contemplated by this Amendment) and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment and the other Loan Documents, including any promissory notes requested by the Incremental Lender pursuant to Section 2.10(f) of the Credit Agreement payable to the order of the Incremental Lender.

(c)  Consummation of Incremental Transactions.  The Incremental Transactions shall have been consummated or shall be consummated substantially simultaneously with the funding of the Incremental Term Loan on the Incremental Effective Date in accordance with applicable law.

(d)  No Default.  On the Incremental Effective Date, immediately before and after giving effect to the Incremental Transactions, no Default shall have occurred and be continuing.

(e)  Representations and Warranties.  The representations and warranties set forth in Section 5 hereof are true and correct.

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(f)  Reaffirmation Agreement.  A Reaffirmation Agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) shall have been executed and delivered by each party thereto.

(g)  Other Documents.  The Administrative Agent shall have received such other documents as the Administrative Agent, the Incremental Lender or their respective counsel may have reasonably requested.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the obligations of the Incremental Lender to make the Incremental Term Loan hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived by the Administrative Agent, the Initial Term Lender and the Incremental Lender) at or prior to 5:00 p.m., New York City time, on November 25, 2008 (and, in the event such conditions are not so satisfied or waived, the Incremental Commitment shall terminate at such time).

SECTION 7.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Parent Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings, the Parent Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment and the Reaffirmation Agreement shall each constitute a “Loan Document”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 9.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a

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manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Parent Borrower, the Administrative Agent and the Term Lenders.

SECTION 10.  Expenses.  Holdings and the Parent Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the preparation and execution of this Amendment and each document contemplated hereunder to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

INDALEX HOLDINGS FINANCE, INC.,

By
/s/ Timothy Stubbs
Name: Timothy Stubbs
Title: CEO

INDALEX HOLDING CORP.,

By
/s/ Timothy Stubbs
Name: Timothy Stubbs
Title: CEO

[Incremental Facility Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By
/s/ Linda Meyer
Name: Linda Meyer
Title: Vice President

[Incremental Facility Amendment Signature Page]

SUN INDALEX FINANCE, LLC, as Initial Term Lender and Incremental Lender,

By
/s/ Michael McConvery
Name: Michael McConvery
Title: Vice President

[Incremental Facility Amendment Signature Page]

Form of Reaffirmation Agreement

EXHIBIT A

REAFFIRMATION AGREEMENT dated as of November 25, 2008 (this “Agreement”), among INDALEX HOLDINGS FINANCE, INC., a Delaware corporation (“Holdings”), INDALEX HOLDING CORP., a Delaware corporation (the “Parent Borrower”), each other subsidiary of the Parent Borrower identified herein (each, a “Subsidiary Party” and, together with Holdings and the Parent Borrower, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A.,  as Administrative Agent (in such capacity, the “Administrative Agent”) under the Amended Credit Agreement referred to below.

WHEREAS the Parent Borrower, the Term Lenders and the Administrative Agent have entered into an Incremental Facility Amendment dated as of November 25, 2008 (the “Amendment”), which amends the Amended and Restated Credit Agreement dated as of May 21, 2008 (the “Existing Credit Agreement”), among Holdings, the Parent Borrower, INDALEX LIMITED, a Canadian corporation and wholly-owned subsidiary of the Parent Borrower, the other Subsidiaries of the Parent Borrower party thereto, the Lenders party thereto and the Administrative Agent, as in effect on the date hereof (the Existing Credit Agreement, as so amended by the Amendment, the “Amended Credit Agreement”);

WHEREAS in order to induce the Incremental Lender to make an Incremental Term Loan (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement) to the Parent Borrower pursuant to the Amendment, each of the Reaffirming Parties is willing to execute and deliver this Agreement;

WHEREAS each of the Reaffirming Parties is party to the Loan Guaranty and one or more of the Collateral Documents;

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the obligation of the Incremental Lender to make the Incremental Term Loan contemplated by the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Reaffirmation and Amendment

SECTION 1.01.  Reaffirmation.  (a) Each of the Reaffirming Parties (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under the Loan Guaranty and each of the Collateral Documents to which it is a party and (iii) agrees that, notwithstanding the effectiveness of the Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement.  Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by the Loan Parties with Section 5.11 of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Collateral Document to which it is a party.

(b) Each of the Reaffirming Parties party to the the Loan Guaranty and any of the Collateral Documents securing the Obligations of the Borrowers hereby confirms and agrees that (i) the Incremental Term Loans constitute “U.S. Obligations” under the Loan Guaranty and “Obligations” (or any word of like import) under the Collateral Documents and (ii) the U.S. Revolving Loans, Canadian Revolving Loans, Letters of Credit, Swingline Loans and Initial Term Loans have constituted and continue to constitute “U.S. Obligations”, “Canadian Obligations” and “Obligations”, as applicable, under such documents.

SECTION 1.02.  Amendment.  On and after the effectiveness of the Amendment, (i) each reference in each Collateral Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Collateral Document by reference to the terms defined in the Existing Credit Agreement shall be amended to be defined by reference to the applicable defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01.  The representations and warranties of such Reaffirming Party set forth in the Collateral Documents and Article III of the Amended Credit

Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

ARTICLE III.

Miscellaneous

SECTION 3.01.  Notices.  All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement.

SECTION 3.02.  Expenses.  The Reaffirming Parties agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the preparation and execution of this Agreement and each document contemplated hereunder to the extent required under Section 9.03 of the Amended Credit Agreement.

SECTION 3.03.  Collateral Document.  This Agreement is a Collateral Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.04.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 3.05.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.06.  Counterparts; Amendment.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.07.  Amendment.  This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

SECTION 3.08.  Applicable Law; Waiver of Jury Trial.  (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 3.09.  No Novation.  Neither this Agreement nor the execution, delivery or effectiveness of the Amendment shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or the Loan Guaranty or discharge or release the Lien or priority of any Collateral Document or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Agreement, the Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Parent Borrower or any Subsidiary Party under any Collateral Document from any of its obligations and liabilities as “Holdings”, the “Parent Borrower”, the “Canadian Subsdiary Borrower”, a “Loan Party”, a “Subsidiary Loan Party”, a “Pledgor”, a “Grantor” or a “Loan Guarantor” under the Existing Credit Agreement, the Loan Guaranty or the Collateral Documents.  Each of the Existing Credit Agreement, the Loan Guaranty and the Collateral Documents shall remain in full force and effect except to any extent modified hereby or by the Amendment or in connection herewith and therewith.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed respective authorized officers as of the day and year first above written.

INDALEX HOLDINGS FINANCE, INC.,

by

Name:
Title:

INDALEX HOLDING CORP.,

by

Name:
Title:

INDALEX INC.,

by

Name:
Title:

DOLTON ALUMININUM COMPANY, INC.,

by

Name:
Title:

CARADON LEBANON INC.,

by

Name:
Title:

INDALEX HOLDINGS (B.C.) LTD,

by

Name:
Title:

6326765 CANADA INC.,

by

Name:
Title:

NOVAR INC.,

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By

Name:
Title: